UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 28, 2011

Papa John's International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21660	61-1203323
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2002 Papa John's Boulevard Louisville, Kentucky	40299-2367
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(502) 261-7272

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on April 28, 2011, the stockholders of Papa John’s International, Inc. (the “Company”) approved the Papa John’s International, Inc. 2011 Omnibus Incentive Plan (the “Plan”) at the Company’s 2011 annual meeting.  The Plan had been previously approved by the Company’s Board of Directors on February 17, 2011.  A description of the Plan is set forth under “Item 3, Approval of the Company’s 2011 Omnibus Incentive Plan” in the company’s definitive proxy statement filed with the Securities and Exchange Commission on March 21, 2011 (the “Proxy Statement”) and is incorporated herein by reference.  A copy of the Plan, as amended, is filed as Exhibit 4.1 to this 8-K and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on April 28, 2011. Matters submitted to stockholders at the meeting and the voting results thereof were as follows:

Election of Directors. The stockholders of the Company elected each of the director nominees proposed by the Company’s Board of Directors to serve until the 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The following is a breakdown of the voting results:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Wade S. Oney	22,428,716	934,875	390,824	1,060,302
John H. Schnatter	23,045,071	706,220	3,124	1,060,302
Mark S. Shapiro	23,599,297	151,635	3,483	1,060,302

Appointment of Ernst & Young LLP as Independent Auditor. The stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent auditor. The following is a breakdown of the voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

24,717,537	91,517	5,663	0

Approval of the 2011 Omnibus Incentive Plan. The stockholders of the Company approved the Papa John’s International, Inc. 2011 Omnibus Incentive Plan. The following is a breakdown of the voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

19,636,675	4,108,674	9,066	1,060,302

Approval of an Advisory Resolution on Executive Compensation. The stockholders of the Company approved an advisory resolution on executive compensation. The following is a breakdown of the voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

23,400,114	303,976	50,325	1,060,302

Recommendation, by non-binding vote, on the frequency of future advisory votes on executive compensation. The following is a breakdown of the voting results:

EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN	BROKER NON-VOTES

21,865,290	15,887	1,821,640	51,598	1,060,302

In light of these results, and consistent with the recommendation of the Company’s Board of Directors to stockholders in the Proxy Statement, the Company’s policy will be to hold an advisory vote on executive compensation every year until the next required vote by stockholders on the frequency of stockholder votes on the compensation of executives.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

4.1	Papa John’s International, Inc. 2011 Omnibus Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Papa John's International, Inc.
(Registrant)

Date: May 3, 2011	/s/ Lance F. Tucker
Lance F. Tucker
Senior Vice President and
Chef Financial Officer

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